EXHIBIT 99.1

E-CORE TECHNOLOGY, INC.

d/b/a  NEW ENGLAND TECHNOLOGY, INC.

CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

AND

INDEPENDENT AUDITORS’ REPORT

E-CORE TECHNOLOGY, INC.

d/b/a NEW ENGLAND TECHNOLOGY, INC.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders of

E-Core Technology, Inc. d/b/a New England Technology, Inc.

Opinion

We have audited the consolidated financial statements of E-Core Technology Inc. d/b/a New England Technology, Inc. (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

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In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of New England Technology, Inc.‘s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about New England Technology, Inc.‘s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Marcum LLP

Marlton, New Jersey

February 17, 2023

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

CONSOLIDATED BALANCE SHEETS

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2021	2020

ASSETS
Current assets
Cash	$3,504,667	$25
Accounts receivable	4,318,660	6,722,821
Inventories	1,434,821	5,161,064
Prepaid expenses and other assets	845,317	778,780
Total current assets	10,103,465	12,662,690

Total assets	$10,103,465	$12,662,690

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$1,357,391	$942,966
Accrued liabilities	725,043	1,134,385
Line of credit, net	-	1,059,062
Deferred revenue	276,980	227,549
Total current liabilities	2,359,414	3,363,962

Stockholders' Equity
200,000 common shares authorized, no stated par value, and 4,000 and 4,000 issued and outstanding, respectively	-	-
Retained earnings	7,744,051	9,298,728
Total stockholders' equity	7,744,051	9,298,728

Total liabilities and stockholders' equity	$10,103,465	$12,662,690

See accompanying notes to consolidated financial statements.

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2021	2020

Revenue	$56,325,171	$70,310,130

Cost of revenue	49,648,762	61,424,896

Gross profit	6,676,409	8,885,234

Operating expenses
General and administrative expenses	3,497,370	4,306,569
	3,497,370	4,306,569

Income from operations	3,179,039	4,578,665

Other expense (income), net
PPP loan forgiveness	-	(244,195)
Interest expense (income), net	(11,662)	26,219
Other expense (income), net	(11,662)	(217,976)

Net income	$3,190,701	$4,796,641

See accompanying notes to consolidated financial statements.

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

			Total
	Common	Retained	Stockholders'
	Shares	Earnings	Equity

Balance, January 1, 2020	4,000	$6,202,088	$6,202,088

Distributions	-	(1,700,001)	(1,700,001)

Net income	-	4,796,641	4,796,641

Balance, December 31, 2020	4,000	$9,298,728	$9,298,728

Distributions	-	(4,745,378)	(4,745,378)

Net income	-	3,190,701	3,190,701

Balance, December 31, 2021	4,000	$7,744,051	$7,744,051

See accompanying notes to consolidated financial statements.

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

E-CORE TECHNOLOGY, INC. (D/B/A NEW ENGLAND TECHNOLOGY, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2021	2020
Cash flows from operating activities
Net income	$3,190,701	$4,796,641
Adjustments to reconcile net income to net cash provided by
operating activities:
Change in accrued sales allowance	(51,871)	170,604
Bad debt expense	75,079	5,498
Inventory write-off	265,107	262,375
Gain on forgiveness of PPP Loan	-	(242,904)
Changes in assets and liabilities
Accounts receivable	2,329,082	480,762
Inventories	3,461,136	(1,518,815)
Prepaid expenses and other assets	(66,537)	1,722,676
Accounts payable and accrued liabilities	56,954	(1,574,529)
Deferred revenue	49,431	(44,030)
Net cash provided by operating activities	9,309,082	4,058,278

Cash flows from financing activities
Line of credit, net	(1,059,062)	(2,601,181)
Proceeds from PPP loan	-	242,904
Distributions	(4,745,378)	(1,700,001)
Net cash used in financing activities	(5,804,440)	(4,058,278)

Net increase in cash	3,504,642	-
Cash, beginning of period	25	25
Cash, end of period	$3,504,667	$25

Supplemental cash flow disclosures:
Interest paid	$3,717	$26,219
Income tax paid	$-	$-

See accompanying notes to consolidated financial statements.

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

Description of the Business

E-Core Technology, Inc. (d/b/a New England Technology, Inc.) (the “Company”) was incorporated in the state of Massachusetts in 2000 and domesticated to Florida in 2014, where it is currently incorporated. The Company is a distributor for name brand consumer electronics and offers several innovative distribution models based on retailer requirements and programs. The Company specializes in e-commerce, Business to Business, and Business to Consumer marketplaces with a focus on price driven success for their customers. The Company has offices in Massachusetts, New York, New Jersey, and Florida and uses third party logistic providers to receive store and distribute its products.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The consolidated financial statements include the accounts of all subsidiaries in which the Company holds a controlling financial interest as of December 31, 2021 and 2020.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results may differ from these estimates. Significant estimates include the valuation of inventory and the allowance for doubtful accounts.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers amounts held by financial institutions and short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents. As of December 31, 2021 and 2020, the Company had no cash equivalents.

Accounts Receivable

The Company gives credit terms of 10 to 60 days after product shipment. Accounts receivable consist of trade accounts arising in the normal course of business. Accounts for which no payments have been received after the customer’s credit terms are considered delinquent and customary collection efforts are initiated. Accounts receivable are carried at original invoice amount less a reserve made for doubtful receivables based on a review of all outstanding amounts on a quarterly basis.

Management has determined the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition and credit history, and current economic conditions. As of December 31, 2021, and 2020, the Company determined that no allowance for doubtful accounts was necessary. Bad debt expenses were $75,079 and $5,498 for the years ended December 31, 2021 and 2020, respectively.

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Inventory

Inventory is stated at lower of cost or market, with cost being determined using the first-in, first-out (“FIFO”). Cost includes costs directly related to the product including the product cost and the inbound shipping costs to the distribution facilities. All inventories are finished products.

The Company performs an assessment of inventory obsolescence to measure inventory at the lower of cost or net realizable value. Factors considered in the determination of obsolescence include slow-moving or non-marketable items. There were $265,107 and $262,375 of obsolete inventory written off or inventory marked down to market for the years ended December 31, 2021 and 2020, respectively.

Revenue Recognition

The Company follows the guidance of the Accounting Standards Codification (“ASC”) Topic 606, “Revenue from Contracts with Customers.”

The Company’s revenue contracts represent a single performance obligation related to the fulfillment of customer orders for the purchase of name brand consumer electronics. Net sales reflect the transaction prices for these contracts based on the Company’s selling list price, which is then reduced by estimated costs for trade promotional programs, consumer incentives, and allowances and discounts used to incentivize sales growth and build brand awareness.

Revenue is recognized based on the following five step model:

-	Identification of the contract with a customer
-	Identification of the performance obligations in the contract
-	Determination of the transaction price
-	Allocation of the transaction price to the performance obligations in the contract
-	Recognition of revenue when, or as, the Company satisfies a performance obligation

The Company recognizes revenue at the point the product is shipped to the customer or when the customer picks up the ordered product from a Company warehouse.

The Company policy is to not accept returns of product after the sale occurs, however there are limited returns negotiated to maintain customer relationships.  As of December 31, 2021 and 2020, the Company maintained an allowance recorded in accrued liabilities, of $188,073 and $239,944, respectively, for product returns.

Shipping and handling fees billed to customers are included in revenue. Shipping and handling fees associated with freight are generally included in cost of revenue.

Deferred Revenue

The Company records deposits as deferred revenue when a customer pays in advance of shipping the product. Once the product is shipped, the deposit is recorded as revenue and the related commissions are paid. All products were shipped related to deposits in deferred revenue, in less than one year.

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Advertising

The Company supports its products with advertising to build brand awareness of the Company’s various products in addition to other marketing programs executed by the Company’s marketing team. The Company believes the continual investment in advertising is critical to the development and sale of its products. Advertising costs of $12,711 and $25,491 were expensed as incurred during the years ended December 31, 2021, and 2020, respectively.

Paycheck Protection Program loans

The Company’s policy is to account for the Paycheck Protection Program loan (See Note 4) as debt. The Company continued to record the loan as debt until either (1) the loan is partially or entirely forgiven and the Company has been legally released, at which point the amount forgiven will be recorded as income or (2) the Company pays off the loan. The full amount of the Paycheck Protection Program loan and accrued interest were forgiven on November 2, 2020 and reported as other income during the year ended December 31, 2020.

Income Taxes

The Company has elected S Corporation status for federal income tax and state tax purposes. Under these elections, the Company is not a taxpaying entity for federal and state income tax purposes and, accordingly, no provision has been made for such income taxes, except for a minimum state corporate business tax. The stockholders’ allocable share of the Company’s income or loss is reportable on his or her income tax returns.

Accounting Pronouncements

No recent accounting pronouncements were issued by Financial Accounting Standards Board (“FASB”) that are believed by management to have a material impact on the Company’s present or future financial statements.

3. INVENTORY

Inventory consisted of the following:

	December 31,
	2021	2020
Finished goods	$1,484,821	$5,211,064
Inventory reserve	(50,000)	(50,000)
	$1,434,821	$5,161,064

The Company writes off the value of inventory deemed excessive, obsolete or to the lower of cost or market. During the years ended December 31, 2021, and 2020, the Company did not have any material inventory adjustments.

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. LINE OF CREDIT AND OTHER NOTES PAYABLE

The Company maintains a $10,000,000 line of credit with an interest rate of the alternate base rate, as provided in the loan agreement, with a minimum interest rate of 1%. The loan is interest only and is paid on a monthly basis with the advance rate based on 80% of accounts receivable and 50% of inventory with a limit of $3,000,000 advanced for inventory. On December 31, 2021, and 2020 there was no balance outstanding on the line of credit and $3,292,763 and $6,192,049 available. The line of credit was fully repaid and the agreement terminated on October 31, 2022.

On May 22, 2020, the Company entered into a Paycheck Protection Program loan for $242,904 in connection with the CARES Act related to COVID-19. The promissory note has a fixed payment schedule, commencing ten months following the funding of the note and consisting of seventeen monthly payments of principal and interest, with the principal component of each payment based upon the level of amortization of principal over a two-year period from the funding date. The note will bear interest at a rate of 1.00% per annum and is deferred for the first six months of the loan. On November 2, 2020 the Paycheck Protection Program loan of $242,904 and accrued interest of $1,291 was forgiven and is recorded as other income.

5. RELATED PARTY TRANSACTIONS

On July 1, 2018, the Company signed a five-year lease for office space in a building owned by some of the Company’s owners. The lease is for approximately 2,000 square feet, which represents less than 10% of the leasable square footage of the building and less than 10% of the total revenue the owners receive from the building. The lease expense for the years ended December 31, 2021, and 2020 was $49,103 and $48,357, respectively.

The above related party transactions are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.

6. SIGNIFICANT CUSTOMERS AND VENDORS

The Company had significant customers during the years ended December 31, 2021 and 2020. A significant customer is defined as one that makes up ten percent or more of total revenues in a particular year or ten percent of outstanding accounts receivable balance as of the year end.

Net revenues for the years ended December 31, 2021, and 2020 include revenues from significant customers as follows:

	2021	2020
Customer A	19%	25%
Customer B	-	15%

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E-CORE TECHNOLOGY, INC. d/b/a NEW ENGLAND TECHNOLOGY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Accounts receivable balances as of December 31, 2021 and 2020 from significant customers are as follows:

	2021	2020
Customer A	20%	22%
Customer C	34%	-
Customer D	13%	-
Customer E	-	12%

The Company had significant vendors during the years ended December 31, 2021 and 2020.  A significant vendor is defined as one that makes up ten percent or more of total purchases in a particular year.

Net purchases for the years ended December 31, 2021, and 2020 include purchases from significant vendors as follows:

	2021	2020
Vendor A	11%	-
Vendor B	-	11%
Vendor C	-	10%

7. SUBSEQUENT EVENT

On October 31, 2022, the owners of the Company completed a Securities Purchase Agreement, effective October 21, 2022, to sell 100% of the Company to Upexi, Inc., for $24,100,000, subject to adjustments. The consideration consisted of $3,100,000 in cash, 1,247,402 shares of the Upexi, Inc’s restricted common stock with a value equal to $6,000,000, two promissory notes in the original principal amount of $5,750,000 each, payable upon maturity and a convertible promissory note in the original principal amount of $3,500,000, convertible in full on the two-year anniversary of the issuance of the note at a conversion price of $4.81 per share. The principal amount of the convertible promissory note is subject to a two-way adjustment based on the Company’s Adjusted EBITDA for the three-year period commencing on the closing date.

On October 31, 2022, the Company obtained a new line of credit with a new $10,000,000 line of credit at an interest rate of prime minus one half percent. The line of credit will advance up to 80% of eligible accounts receivable and 50% of eligible inventory. The maximum advance on the line related to inventory is $5,000,000. The loan only requires interest to be paid on a monthly basis and any balance in excess of the monthly borrowing base calculation. Standard financial covenants and default provisions are included in the loan. The available funds of $7,201,079 at the closing were used to terminate and repay the previous line of credit.

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